UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2015

OSL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32658	98-0441032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1669 Edgewood Road, Suite 214

Yardley, PA 19067

(Address of Principal Executive Offices)

(845) 363-6776

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 14, 2015, OSL Holdings Inc. (“OSL” or the “Company”) entered into a Letter of Intent (the “LOI”), subject to and in accordance with the terms of a definitive agreement, with Pacific Retail, LLC, a California-based medical marijuana firm (“Pacific Retail”), for OSL to provide a broad suite of management services for Pacific Retail’s cultivation and dispensary business. On July 14, 2015, the Company issued a press release announcing the LOI, which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Press Release, dated July 14, 2015

* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSL HOLDINGS INC.

Date: July 14, 2015	By:	/s/ Robert H. Rothenberg
Robert H. Rothenberg
Chief Executive Officer